January 17, 1997
                     DREYFUS APPRECIATION FUND, INC.
                        Supplement to Prospectus
                          Dated, May 1, 1996

   The following information supersedes and replaces any contrary information contained in the sections of the Fund's Prospectus entitled "How to Buy Shares."
   You may be charged a fee if you effect transactions in Fund shares through certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals, such as investment advisers, accoun tants and estate planning firms (collectively, "Service Agents") that have entered into service agreements with the Distributor.

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